Exhibit 99.1

  Annual Investor Update Meeting November 6, 2014

 Cautionary Statement For use in the US - ”Unifi and REPREVE are registered trademarks of Unifi, Inc.” For International use - “Unifi and REPREVE are registered trademarks of Unifi, Inc. in the US and other countries” Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.   Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees.   All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. The above and other risks and uncertainties are described in the Company’s most recent annual report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

  Overview Diversified Manufacturer of Polyester and Nylon Textile Filament Yarns Founded in 1971 Sales Revenue $688 million (FY2014) Over 2,500 employees globally Well Established Downstream Customer Base

  Global Network Source: Unifi FY 2014 Form 10-K Manufacturing / Office Sales / Marketing Office Joint Venture / Equity Affiliate

  Operations *rPET Chip: Recycled Polyester Chip PET and rPET* Chip POY Manufacturing Yarn Texturing Value-Added Processes Dyeing, Covering, Twisting, Beaming, Solution and Package Dyed

  Business Strategy Control costs through rigorous and disciplined improvement process Rigorous price management Grow REPREVE Polyester and Nylon sales Corporate-wide commitment to sustainability Repreve Renewables Increase yarn sales in growing regional market Increase yarn sales in Brazil and China Explore strategic growth opportunities to further strengthen the business Grow PVA (Premier Value Added) products sales globally Innovation and R&D efforts to develop new products and technologies

  Stock Performance $0.57/sh. $0.84/sh. $1.52/sh. Basic EPS for FY 18.9MM Shares (Per the Unifi FY 2014 Proxy Statement) Source: Unifi FY 2014 Form 10-K

 Diverse and Growing Markets

  Diverse Market Segments Source: Unifi Internal Estimates

  Global Textile Fibers Market 13% Source: PCI Fibers

  US Synthetic Apparel Supply * Region includes NAFTA, CAFTA, Colombia FTA, and Peru FTA Regional supply share stabilized, volume in units growing at the rate of 5 to 6% per year …. Source: OTEXA, Census Bureau, DOC, Federal Reserve, and Internal Estimates

  Regional Markets Regionally compliant yarn required in free trade agreements like NAFTA, CAFTA, Colombia FTA, Peru FTA, and Berry Amendment…. Source: Unifi Internal Estimates

  Regional Growth = DTY Investment Polyester textured yarn (DTY) capacity expansion to support the regional growth in specialty products…

 Develop New PVA Products and Technologies

  Global PVA Growth 12 to 15% AAGR Source: Unifi Internal Estimates

 PVA Brands and Technologies

  Investment For Mix Enrichment Small lot POY spinning capacity to support PVA yarn growth… Specialty Yarns Water Repellant Cat Disperse Thermal Regulation Odor Control Flame Retardant

 Recycling and Sustainability

19  REPREVE. Its What’s in It.. Consistent Quality, Drop-in replacement Bottle and Fiber Waste Bottle Flakes PCR Chips REPREVE Fiber Made from recycled materials; including post-consumer plastic bottles and post-industrial fiber waste Available Globally

 20 Recycling Plastic Bottles

 21

 22

 23 REPREVE Recycling Center 42 MILLION POUNDS/YEAR 72 MILLION POUNDS/YEAR 100 MILLION POUNDS/YEAR Future Investment FY 2016 (est. December 2015)

  23 REPREVE Recycling Center 42 MILLION POUNDS/YEAR 72 MILLION POUNDS/YEAR 100 MILLION POUNDS/YEAR Future Investment FY 2016 (est. December 2015)

 24 Marketing Partnerships

 25 REPREVE #TurnitGreen Week UNC Game: December 3, 2014

 26 Game Day December 7th, Turn the Detroit Lions game Green against the Tampa Bay Bucs 65,000 fans waving REPREVE Towels; each made with 3 recycled bottles Engaging consumers to show how they can Make The Smart Throw Winner will meet and compete against Matthew Stafford

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 28 Consumer Marketing In-Store P.O.P. Hand Tags Bottle Count Indicator

 29 Commitment to Sustainability Actively engaged in eliminating waste and reducing consumption across all our facilities Energy Labor Packaging Transportation It has become part of our culture All our US operations are landfill-free Committed to recycling Post Consumer and Post Industrial materials. All to provide certifiable, transparent textile solutions, like REPREVE

 30 How'd we do it?

  31 Joint Ventures and Equity Affiliates

 32 Unifi Nilit Fibers (UNF) UNF provides a stable, quality supply of type 6.6 POY, which is the raw yarn for Unifi to produce nylon textured and covered yarns… Martinsville, VA Migdal HaEmek, Israel

 33 Parkdale America LLC 34% investment in Parkdale America LLC A US$ 800 million cotton yarn spinning company Source: PAL’s Audited Financials included within Unifi’s FY 2014 10K-A

 34 Repreve Renewables A long-term development business venture Success with trials in the poultry bedding market Commercial scale trials with leading poultry integrators First supply contract signed

 35 Key Financial Trends

 36 Profitability Trends Source: Unifi FY 2014 Form 10-K

 37 Profitability By Segment Source: Unifi FY 2014 Form 10-K

 38 Cash Flow, Balance Sheet Highlights Source: Unifi FY 2014 Form 10-K and FY 2015 1st Quarter 10-Q

 39 Operational Excellence and Future Focus

 40 Operational Excellence Culture of process improvement success leading to measurable annualized cost savings…

 41 Business Strategy

  42 Future Focus Recent Accomplishments: Future Focus:

 43 Capital Projects $6.4 $8.8 Source: Unifi FY 2014 Form 10-K and Internal Estimates

  44 FY 2015 FY 2017 1.7x 1.7x 8.4% 9.7% ~10.0% Source: Unifi FY 2014 Form 10-K and Internal Estimates

 45 Thank You! Questions…

  46 About Unifi: Unifi, Inc. is a multi-national manufacturing company that produces and sells textured and other processed yarns designed to meet customer specifications, and premier value-added (“PVA”) yarns with enhanced performance characteristics. Unifi maintains one of the textile industry’s most comprehensive polyester and nylon product offerings. Unifi enhances demand for its products, and helps others in creating a more effective textile industry supply chain, through the development and introduction of branded yarns that provide unique performance, comfort and aesthetic advantages. In addition to its flagship REPREVE® products – a family of eco-friendly yarns made from recycled materials – key Unifi brands include: SORBTEK®, REFLEXX®, AIO® – all-in-one performance yarns, SATURA®, AUGUSTA®, A.M.Y.®, MYNX® UV and MICROVISTA®. Unifi's yarns are readily found in the products of major brands in the apparel, hosiery, automotive, home furnishings, industrial and other end-use markets. For more information about Unifi, visit www.unifi.com. About REPREVE: The REPREVE® brand of recycled fibers is made from recycled materials, including pre-consumer manufacturing waste and post-consumer plastic bottles. REPREVE can be found in many products, ranging from apparel to office furnishings, and even socks. It is also used in industrial, automotive and medical applications. REPREVE has been adopted by some of the world’s leading brands and retailers, including Patagonia, The North Face, Haggar and Ford. For more information about REPREVE, visit www.REPREVE.com Contact Information: James Otterberg, VP and CFO; (336) 316 5424.

 47 Appendix

 48 Unifi Supply Chain Polyester Raw Material Chain Nylon Raw Material Chain

  49 Polyester Raw Material Trends New PX (feedstock to PTA) global capacity additions between 2014 and 2017 expected to ease supply tightness.. Polyester raw materials’ costs impacted by supply/demand of key ingredients like PX/PTA and MEG; and crude oil prices… Source: PCI X&P and PCI Fibers

  50 TPP

51   Certain non-GAAP financial measures included herein are designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors. These non-GAAP financial measures are Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA.   EBITDA represents net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense. Adjusted EBITDA Including Equity Affiliates represents EBITDA adjusted to exclude non-cash compensation expense, gains or losses on extinguishment of debt, loss on previously held equity interest, and certain other adjustments. Such other adjustments include operating expenses for Repreve Renewables, restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company. Adjusted EBITDA represents Adjusted EBITDA Including Equity Affiliates adjusted to exclude equity in earnings and losses of unconsolidated affiliates. The Company may, from time to time, change the items included within Adjusted EBITDA.   EBITDA, Adjusted EBITDA Including Equity Affiliates and Adjusted EBITDA are alternative views of performance used by management, and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures. Management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.   We believe that the use of EBITDA, Adjusted EBITDA Including Equity Affiliates and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; and depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance. The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations. Continued.. NON GAAP FINANCIAL MEASURES

52 In evaluating EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA, you should be aware that in the future, we may incur expenses similar to the adjustments included herein. Our presentation of EBITDA, Adjusted EBITDA Including Equity Affiliates and Adjusted EBITDA should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered as substitutes for net income, operating income or any other performance measures determined in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.   Each of our EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:   it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;   it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;   it does not reflect changes in, or cash requirements for, our working capital needs;   it does not reflect the cash requirements necessary to make payments on our debt;   it does not reflect our future requirements for capital expenditures or contractual commitments;   it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and   other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.     Because of these limitations, EBITDA, Adjusted EBITDA Including Equity Affiliates, and Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.   NON GAAP FINANCIAL MEASURES

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